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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

      --------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 30, 2002
                                                        (May 30, 2002)

                         KNIGHT TRADING GROUP, INC.
      --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

   DELAWARE                   001-14223          22-3689303
   ------------               ---------         ----------------
   (State or other           (Commission        (IRS Employer
   jurisdiction of           File Number)       Identification No.
   incorporation)

              525 Washington Boulevard, Jersey City, NJ 07310
          --------------------------------------------------------
                 (Address of principal executive offices) (Zip Code)

                               (201) 222-9400
            (Registrant's telephone number, including area code)

                         Knight Trading Group, Inc.
                         Current Report on Form 8-K

Item 5.  Other Events

         Effective May 30, 2002, the Board of Directors of the Registrant unanimously elected Thomas M. Joyce as its Chief Executive Officer and President. Mr. Joyce, 47, comes to the Registrant from Sanford C. Bernstein & Co. where he was Global Head of Trading. Previously, Mr. Joyce spent more than 14 years at Merrill Lynch & Co. where his positions included Head of Global Equity eCommerce, Head of U.S. Equities, Head of European Equities and Head of U.S. Block Trading.

Item 7. Financial Statements and Exhibits.

a.      Financial Statements

                           Not required

b.     Pro forma Financial Information

                           Not required

c.     Exhibits

                           Not required

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: May 30, 2002

                                    KNIGHT TRADING GROUP, INC.

                                  By:  /s/ Michael T. Dorsey
                                       ------------------------
                                  Name:  Michael T. Dorsey
                                  Title: Senior Vice President, General Counsel
                                          and Secretary